U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 30, 2019

NOBLE VICI GROUP, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	000-54761	42-1772663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1 Raffles Place, #33-02

One Raffles Place Tower One

Singapore 048616

 (Address of principal executive offices)

+65 6491 7998

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.0001	NVGI	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01  Change in Registrant’s Certifying Accountant

On August 30, 2019, the Board of Directors of Noble Vici Group, Inc., a Delaware corporation (“we” or “us”), approved the resignation of HKCM CPA & Co. (“HKCMCPA”) as our independent registered public accountant., effective immediately. Except as noted in the paragraph immediately below, the reports of HKCMCPA on the Company’s consolidated financial statements for the years ended March 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of HKCMCPA on the Company’s consolidated financial statements as of and for the years ended March 31, 2019 and 2018 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has not generated any revenues and has incurred operating losses since inception, which raised doubt about its ability to continue as a going concern.

During the years ended March 31, 2019 and 2018, the Company has not had any disagreements with HKCMCPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to HKCMCPA’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended March 31, 2019 and 2018, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that HKCMCPA furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

Concurrently therewith, we retained the firm of Exelient PAC (“Exelient”), to audit our consolidated financial statements for our fiscal year ending March 31, 2020.

During the fiscal years ended March 31, 2019 and 2018, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Exelient regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Exelient did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with HKCMCPA on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of HKCMCPA, would have caused HKCMCPA to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(d). Exhibits.

Number	Exhibit

16.1	Consent of HKCM CPA & Co.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE VICI GROUP, INC.
(Registrant)

Dated: August 30, 2019	By:	/s/ Eldee Wai Chong Tang
Eldee Wai Chong Tang Chief Executive Officer

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